Exhibit 24.1

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, John D. McMahon and Edward J. Rasmussen, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a director and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and/or Consolidated Edison Company of New York, Inc. (“Con Edison of New York”), as the case may be, to sign (i) the combined Annual Report on Form 10-K for the year ended December 31, 2008 to be filed by Con Edison and Con Edison of New York with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; (ii) one or more Registration Statements to be filed on or before twelve months from the date hereof by Con Edison or Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to Common Shares ($0.10 par value) or debt securities of Con Edison or debt securities or preferred stock of Con Edison of New York, as the case may be, and any exchange offers relating to such securities; and (iii) any and all amendments of the Annual Report on Form 10-K or the Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February 2009.

/S/ KEVIN BURKE
Kevin Burke

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, John D. McMahon and Edward J. Rasmussen, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a director and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and/or Consolidated Edison Company of New York, Inc. (“Con Edison of New York”), as the case may be, to sign (i) the combined Annual Report on Form 10-K for the year ended December 31, 2008 to be filed by Con Edison and Con Edison of New York with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; (ii) one or more Registration Statements to be filed on or before twelve months from the date hereof by Con Edison or Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to Common Shares ($0.10 par value) or debt securities of Con Edison or debt securities or preferred stock of Con Edison of New York, as the case may be, and any exchange offers relating to such securities; and (iii) any and all amendments of the Annual Report on Form 10-K or the Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February 2009.

/S/ ROBERT HOGLUND
Robert Hoglund

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, John D. McMahon and Edward J. Rasmussen, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a director and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and/or Consolidated Edison Company of New York, Inc. (“Con Edison of New York”), as the case may be, to sign (i) the combined Annual Report on Form 10-K for the year ended December 31, 2008 to be filed by Con Edison and Con Edison of New York with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; (ii) one or more Registration Statements to be filed on or before twelve months from the date hereof by Con Edison or Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to Common Shares ($0.10 par value) or debt securities of Con Edison or debt securities or preferred stock of Con Edison of New York, as the case may be, and any exchange offers relating to such securities; and (iii) any and all amendments of the Annual Report on Form 10-K or the Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of February 2009.

/S/ EDWARD J. RASMUSSEN
Edward J. Rasmussen

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, John D. McMahon and Edward J. Rasmussen, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a director and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and/or Consolidated Edison Company of New York, Inc. (“Con Edison of New York”), as the case may be, to sign (i) the combined Annual Report on Form 10-K for the year ended December 31, 2008 to be filed by Con Edison and Con Edison of New York with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; (ii) one or more Registration Statements to be filed on or before twelve months from the date hereof by Con Edison or Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to Common Shares ($0.10 par value) or debt securities of Con Edison or debt securities or preferred stock of Con Edison of New York, as the case may be, and any exchange offers relating to such securities; and (iii) any and all amendments of the Annual Report on Form 10-K or the Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February 2009.

/S/ VINCENT A. CALARCO
Vincent A. Calarco

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, John D. McMahon and Edward J. Rasmussen, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a director and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and/or Consolidated Edison Company of New York, Inc. (“Con Edison of New York”), as the case may be, to sign (i) the combined Annual Report on Form 10-K for the year ended December 31, 2008 to be filed by Con Edison and Con Edison of New York with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; (ii) one or more Registration Statements to be filed on or before twelve months from the date hereof by Con Edison or Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to Common Shares ($0.10 par value) or debt securities of Con Edison or debt securities or preferred stock of Con Edison of New York, as the case may be, and any exchange offers relating to such securities; and (iii) any and all amendments of the Annual Report on Form 10-K or the Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February 2009.

/S/ GEORGE CAMPBELL, JR.
George Campbell, Jr.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, John D. McMahon and Edward J. Rasmussen, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a director and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and/or Consolidated Edison Company of New York, Inc. (“Con Edison of New York”), as the case may be, to sign (i) the combined Annual Report on Form 10-K for the year ended December 31, 2008 to be filed by Con Edison and Con Edison of New York with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; (ii) one or more Registration Statements to be filed on or before twelve months from the date hereof by Con Edison or Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to Common Shares ($0.10 par value) or debt securities of Con Edison or debt securities or preferred stock of Con Edison of New York, as the case may be, and any exchange offers relating to such securities; and (iii) any and all amendments of the Annual Report on Form 10-K or the Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February 2009.

/S/ GORDON J. DAVIS
Gordon J. Davis

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, John D. McMahon and Edward J. Rasmussen, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a director and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and/or Consolidated Edison Company of New York, Inc. (“Con Edison of New York”), as the case may be, to sign (i) the combined Annual Report on Form 10-K for the year ended December 31, 2008 to be filed by Con Edison and Con Edison of New York with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; (ii) one or more Registration Statements to be filed on or before twelve months from the date hereof by Con Edison or Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to Common Shares ($0.10 par value) or debt securities of Con Edison or debt securities or preferred stock of Con Edison of New York, as the case may be, and any exchange offers relating to such securities; and (iii) any and all amendments of the Annual Report on Form 10-K or the Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February 2009.

/S/ MICHAEL J. DEL GIUDICE
Michael J. Del Giudice

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, John D. McMahon and Edward J. Rasmussen, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a director and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and/or Consolidated Edison Company of New York, Inc. (“Con Edison of New York”), as the case may be, to sign (i) the combined Annual Report on Form 10-K for the year ended December 31, 2008 to be filed by Con Edison and Con Edison of New York with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; (ii) one or more Registration Statements to be filed on or before twelve months from the date hereof by Con Edison or Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to Common Shares ($0.10 par value) or debt securities of Con Edison or debt securities or preferred stock of Con Edison of New York, as the case may be, and any exchange offers relating to such securities; and (iii) any and all amendments of the Annual Report on Form 10-K or the Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February 2009.

/S/ ELLEN V. FUTTER
Ellen V. Futter

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, John D. McMahon and Edward J. Rasmussen, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a director and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and/or Consolidated Edison Company of New York, Inc. (“Con Edison of New York”), as the case may be, to sign (i) the combined Annual Report on Form 10-K for the year ended December 31, 2008 to be filed by Con Edison and Con Edison of New York with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; (ii) one or more Registration Statements to be filed on or before twelve months from the date hereof by Con Edison or Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to Common Shares ($0.10 par value) or debt securities of Con Edison or debt securities or preferred stock of Con Edison of New York, as the case may be, and any exchange offers relating to such securities; and (iii) any and all amendments of the Annual Report on Form 10-K or the Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February 2009.

/S/ JOHN F. HENNESSY III
John F. Hennessy

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, John D. McMahon and Edward J. Rasmussen, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a director and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and/or Consolidated Edison Company of New York, Inc. (“Con Edison of New York”), as the case may be, to sign (i) the combined Annual Report on Form 10-K for the year ended December 31, 2008 to be filed by Con Edison and Con Edison of New York with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; (ii) one or more Registration Statements to be filed on or before twelve months from the date hereof by Con Edison or Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to Common Shares ($0.10 par value) or debt securities of Con Edison or debt securities or preferred stock of Con Edison of New York, as the case may be, and any exchange offers relating to such securities; and (iii) any and all amendments of the Annual Report on Form 10-K or the Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February 2009.

/S/ SALLY HERNANDEZ
Sally Hernandez

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, John D. McMahon and Edward J. Rasmussen, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a director and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and/or Consolidated Edison Company of New York, Inc. (“Con Edison of New York”), as the case may be, to sign (i) the combined Annual Report on Form 10-K for the year ended December 31, 2008 to be filed by Con Edison and Con Edison of New York with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; (ii) one or more Registration Statements to be filed on or before twelve months from the date hereof by Con Edison or Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to Common Shares ($0.10 par value) or debt securities of Con Edison or debt securities or preferred stock of Con Edison of New York, as the case may be, and any exchange offers relating to such securities; and (iii) any and all amendments of the Annual Report on Form 10-K or the Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February 2009.

/S/ JOHN F. KILLIAN
John F. Killian

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, John D. McMahon and Edward J. Rasmussen, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a director and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and/or Consolidated Edison Company of New York, Inc. (“Con Edison of New York”), as the case may be, to sign (i) the combined Annual Report on Form 10-K for the year ended December 31, 2008 to be filed by Con Edison and Con Edison of New York with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; (ii) one or more Registration Statements to be filed on or before twelve months from the date hereof by Con Edison or Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to Common Shares ($0.10 par value) or debt securities of Con Edison or debt securities or preferred stock of Con Edison of New York, as the case may be, and any exchange offers relating to such securities; and (iii) any and all amendments of the Annual Report on Form 10-K or the Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February 2009.

/S/ PETER W. LIKINS
Peter W. Likins

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, John D. McMahon and Edward J. Rasmussen, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a director and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and/or Consolidated Edison Company of New York, Inc. (“Con Edison of New York”), as the case may be, to sign (i) the combined Annual Report on Form 10-K for the year ended December 31, 2008 to be filed by Con Edison and Con Edison of New York with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; (ii) one or more Registration Statements to be filed on or before twelve months from the date hereof by Con Edison or Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to Common Shares ($0.10 par value) or debt securities of Con Edison or debt securities or preferred stock of Con Edison of New York, as the case may be, and any exchange offers relating to such securities; and (iii) any and all amendments of the Annual Report on Form 10-K or the Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February 2009.

/S/ EUGENE R. MCGRATH
Eugene R. McGrath

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, John D. McMahon and Edward J. Rasmussen, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a director and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and/or Consolidated Edison Company of New York, Inc. (“Con Edison of New York”), as the case may be, to sign (i) the combined Annual Report on Form 10-K for the year ended December 31, 2008 to be filed by Con Edison and Con Edison of New York with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; (ii) one or more Registration Statements to be filed on or before twelve months from the date hereof by Con Edison or Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to Common Shares ($0.10 par value) or debt securities of Con Edison or debt securities or preferred stock of Con Edison of New York, as the case may be, and any exchange offers relating to such securities; and (iii) any and all amendments of the Annual Report on Form 10-K or the Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February 2009.

/S/ MICHAEL W. RANGER
Michael W. Ranger

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, John D. McMahon and Edward J. Rasmussen, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as a director and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and/or Consolidated Edison Company of New York, Inc. (“Con Edison of New York”), as the case may be, to sign (i) the combined Annual Report on Form 10-K for the year ended December 31, 2008 to be filed by Con Edison and Con Edison of New York with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; (ii) one or more Registration Statements to be filed on or before twelve months from the date hereof by Con Edison or Con Edison of New York with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to Common Shares ($0.10 par value) or debt securities of Con Edison or debt securities or preferred stock of Con Edison of New York, as the case may be, and any exchange offers relating to such securities; and (iii) any and all amendments of the Annual Report on Form 10-K or the Registration Statements.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February 2009.

/S/ L. FREDERICK SUTHERLAND
L. Frederick Sutherland